EXHIBIT 99

                                            TERM SHEET DATED MAY 2, 2002

                                                                                                    May 2, 2002

                                                     $1,214,959,000
                                                      (Approximate)
                                             GSR Mortgage Loan Trust 2002-4
                                         GS Mortgage Securities Corp., Depositor
                                    Mortgage Pass-Through Certificates, Series 2002-4

Overview of the Certificates
----------------------------
______________________________________________________________________________________________________________________
                                                                                          Principal
                                                        Initial   Estimated                Payment       Moody's/S&P/
               Approximate                    Expected  Pass-       Avg.      Principal   Window to         Fitch
                Principal      Collateral     Credit    Through     Life      Payment      Maturity       Expected
Certificates     Balance         Group        Support   Rate (2)  (yrs)(3)    Window (3)    (4) (5)        Ratings
----------------------------------------------------------------------------------------------------------------------
A1          $   183,815,000     Group I         2.75%    [   ]%     1.98    06/02-07/07   06/02-06/28    Aaa/AAA/AAA
A2-A        $   236,000,000     Group II        2.75%    [   ]%     0.77    06/02-02/04   06/02-02/04    Aaa/AAA/AAA
A2-B        $   198,458,000     Group II        2.75%    [   ]%     2.24    02/04-09/04   02/04-08/29    Aaa/AAA/AAA
A3-A        $   128,500,000     Group III       2.75%    [   ]%     0.30    06/02-12/02   06/02-12/02    Aaa/AAA/AAA
A3-B        $   220,000,000     Group III       2.75%    [   ]%     1.25    12/02-06/04   12/02-06/04    Aaa/AAA/AAA
A3-C        $   222,505,000     Group III       2.75%    [   ]%     2.65    06/04-02/05   06/04-03/32    Aaa/AAA/AAA
X1          $   183,815,000(1)  Group I          N/A     [   ]%     1.98    06/02-07/07   06/02-05/28    Aaa/AAA/AAA
X2          $   434,458,000(1)  Group II         N/A     [   ]%     1.99    06/02-07/07   06/02-08/29    Aaa/AAA/AAA
X3          $   571,005,000(1)  Group III        N/A     [   ]%     2.00    06/02-07/07   06/02-05/31    Aaa/AAA/AAA
B1          $    12,229,000     All Groups      1.75%    [   ]%     3.78    06/02-07/07   06/02-03/32     Aa2/AA/AA
B2          $     9,171,000     All Groups      1.00%    [   ]%     3.78    06/02-07/07   06/02-03/32      A2/A/A
B3          $     4,281,000     All Groups      0.65%    [   ]%     3.78    06/02-07/07   06/02-03/32   Baa2/BBB/BBB
   Total    $ 1,214,959,000
______________________________________________________________________________________________________________________

(1)   Notional Amount.
(2)   See the Coupons of the Certificates section of this Term Sheet for more information on the Pass-Through Rates of the Certificates.
(3)   Assuming payment based on a pricing speed of 35% CPR to the Bond Reset Date on the
      Class A2-A, Class A2-B, Class A3-A, Class A3-B and Class A3-C Certificates and to a
      10% Cleanup Call on the Class A1, Class X1, Class X2, Class X3 and Subordinate Certificates.
(4)   Assuming payment based on a pricing speed of 35% CPR.
(5)   The Stated Final Maturity for the Certificates is April 2032.


Selected Mortgage Pool Data
---------------------------
_________________________________________________________________________________________________________
                                                 Group I       Group II       Group III        Total
---------------------------------------------------------------------------------------------------------
Scheduled Principal Balance:                  $189,013,272   $446,744,267   $587,151,982  $1,222,909,521
Number of Mortgage Loans:                              434          1,073          1,253           2,760
Average Scheduled Principal Balance:              $435,514       $416,351       $468,597        $443,083
Weighted Average Gross Coupon:                       6.82%          6.86%          7.34%           7.09%
Weighted Average Net Coupon:                         6.56%          6.60%          7.07%           6.82%
Weighted Average Stated Remaining Term:                309            325            333             326
Weighted Average Seasoning:                             48             34             26              32
Weighted Average Amortized Current LTV Ratio:        65.7%          69.4%          69.5%           68.9%
Weighted Average Months to Roll:                        12             26             36              29
Weighted Average Margin:                             2.75%          2.75%          2.75%           2.75%
Weighted Average Net Margin:                         2.49%          2.49%          2.48%           2.48%
Weighted Average Initial Rate Cap:                   2.96%          3.01%          2.99%           2.99%
_________________________________________________________________________________________________________


Features of the Transaction
---------------------------

o    Collateral consists of hybrid adjustable rate, single family, residential mortgage loans
     (the "Mortgage Loans") originated or purchased by Bank of America, N.A. ("Bank of America")
     and Wells Fargo Home Mortgage, Inc. ("Wells Fargo").

o    The Mortgage Loans will be serviced by Bank of America (95.3%) and Wells Fargo (4.7%).

o    Credit support for the Certificates is provided through a senior/subordinated, shifting interest structure.
     The expected amount of credit support for the Class A Certificates is 2.75% in the form of subordination.

o    1.2% of the Mortgage Loans are 30 to 59 days delinquent. A delinquent
     Mortgage Loan is any loan with respect to which the obligor has failed to make the full payment of principal and interest within 30 days of its April due date.

o    The Deal will be modeled on Intex as "GSR0204" and on Bloomberg as "GSR 02-4.

o    The Certificates in the table above are registered under a registration statement filed with the
     Securities and Exchange Commission.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the
SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs
& Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                                                    May 2, 2002

Time Table
----------
Expected Settlement:                On or before May 30th, 2002

Cut-off Date:                       May 1st, 2002

Pricing Date:                       On or before May 10th, 2002

First Distribution Date:            June 25th, 2002


Key Terms
---------
Depositor:                          GS Mortgage Securities Corp.

Servicers:                          Bank of America and Wells Fargo

Trustee:                            JPMorgan Chase Bank

Custodian:                          JPMorgan Chase Bank

Servicing Fee:                      25 bps for Mortgage Loans serviced by Bank of America and 37.5 bps for Mortgage
                                    Loans serviced by Wells Fargo

Trustee Fee:                        0.75 bps

Distribution Date:                  25th day of the month or the following Business Day

Record Date:                        For any Distribution Date, the last day of the preceding calendar month, except for the Class A2-A and Class A3-A Certificates, for which the Record Date is the day preceding the Distribution Date

Delay Days:                         24 day delay on all Certificates except for the Class A2-A and Class A3-A
                                    Certificates for which interest will accrue from the prior Distribution Date (or,
                                    May 30th, in the case of the first interest accrual period) through the day preceding such Distribution Date

Prepayment Assumption:              35% CPR

Interest Accrual:                   On a 30/360 basis, the prior calendar month preceding the month of each Distribution
                                    Date, except for the A2-A Class and A3-A Class, which accrues from the 25th of the month preceding the Distribution Date (or, May 30th, in the case of the first interest accrual period) to, but not including, the 25th of the month of such
                                    Distribution Date

Servicer Advancing:                 Yes as to principal and interest, subject to recoverability

Compensating Interest:              Yes, to the extent of the aggregate monthly servicing fee

Optional Call:                      The Certificates will have a 10% optional termination provision

Rating Agencies:                    Moody's Investors Service, Inc.; Standard & Poor's Ratings Group; Fitch, Inc.

Minimum Denomination:               Class A Certificates - $25,000
                                    Class B1, Class B2 and Class B3 Certificates - $250,000
                                    Class X1 and Class X2 - $5,000,000

Legal Investment:                   All of the offered Certificates, other than the Class B2 and Class B3 are expected to be SMMEA eligible at settlement

ERISA Eligible:                     Underwriter's exemption is expected to apply to all Offered Certificates. However, prospective purchasers should consult their own counsel

Tax Treatment:                      All Certificates represent REMIC regular interests



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the
SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs
& Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                     May 2, 2002

Structure of the Certificates
-----------------------------

o Credit support for the transaction is in the form of a senior/ subordinated, shifting interest structure. The Class B1, Class B2, Class B3, Class B4, Class B5 and Class B6 Certificates (collectively, the "Subordinate Certificates") will be subordinate in the right to receive payments of principal and interest and, therefore, provide credit protection to the Class A1, Class A2-A, Class A2-B, Class A3-A, Class A3-B and Class A3-C Certificates (collectively, the "Class A Certificates"), and the Class X1, Class X2 and Class X3 Certificates (collectively, the "Class X Certificates"), (and together with the Class A Certificates, the "Senior Certificates"). In addition, for the first ten years after the Settlement Date, subject to the exception described below, all principal prepayments will be used to pay down the Class A Certificates, which is intended to increase the relative proportion of Subordinate Certificates and thereby increase the Class A Certificates' credit support percentage. Thereafter, the Subordinate Certificates will begin receiving a portion of their pro rata share of principal prepayments (which portion is scheduled to increase annually) subject to certain loss and delinquency criteria. If within the first 36 months, the credit support is two times the original credit support percentage, then the Subordinate Certificates would be entitled to 50% of their pro rata share of principal prepayment proceeds subject to certain loss and delinquency criteria. If after the first 36 months, the credit support is two times the original credit support percentage, then the Subordinate Certificates would be entitled to 100% of their pro rata share of principal prepayment proceeds.

Priority of Payments
--------------------

         Beginning in June 2002, and on each Distribution Date thereafter, after reimbursement of any Servicer Advances to the Servicer (or the Trustee, if not made by the Servicer), distributions will be made in the order and priority as follows:

         (a)  the Group I available distribution amount will be distributed:

              (i) first, pro rata to the Class A1 and Class X1 Certificates, Accrued Certificate Interest thereon;

              (ii) second, to the Class A1 Certificates, as principal, the Group I senior principal distribution amount;

         (b) unless a Credit Support Depletion Date shall have occurred, the Group II available distribution amount will be distributed:

              (i) first, pro rata to the Class A2-A, Class A2-B and Class X2 Certificates, Accrued Certificate Interest thereon;

              (ii) second, sequentially to the Class A2-A and Class A2-B Certificates, as principal, the Group II senior principal distribution amount, in each case until the certificate balance of each such class shall have been reduced to zero;

         (c) unless a Credit Support Depletion Date shall have occurred, the Group III available distribution amount will be distributed:

             (i) first, pro rata to the Class A3-A, Class A3-B, Class A3-C and Class X3 Certificates, Accrued Certificate Interest thereon;

             (ii) second, as principal to the Class R1, Class R2 and Class R3 Certificates pro rata in proportion to their outstanding certificate balances until such certificate balances have been reduced to zero; and

             (iii) third, sequentially to the Class A3-A, Class A3-B and Class A3-C Certificates, as principal, the Group III senior principal distribution amount, in each case until the certificate balance of each such class shall have been reduced to zero;

         (d) subject to the exceptions described below, unless a Credit Support Depletion Date shall have occurred, the portion of the available distribution amount for all loan Groups remaining after making the distributions described above in paragraphs
              (a), (b) and (c) will be distributed in the following order of priority:

             (i) to the Class B1 Certificates, Accrued Certificate Interest thereon;


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                     May 2, 2002

             (ii) to the Class B1 Certificates, their pro rata share of the subordinate principal distribution amount;

             (iii) to the Class B2 Certificates, Accrued Certificate Interest thereon;

             (iv) to the Class B2 Certificates, their pro rata share of the subordinate principal distribution amount;

             (v) to the Class B3 Certificates, Accrued Certificate Interest thereon;

             (vi) to the Class B3 Certificates, their pro rata share of the subordinate principal distribution amount;

             (vii) to the Class B4, Class B5 and Class B6 Certificates, interest and principal in the same manner as for the Class B1, Class B2 and Class B3 Certificates, first to the Class B4 Certificates, then to the Class B5 Certificates and finally to the Class B6 Certificates;

             (viii) to each class of the certificates in order of
                    seniority, up to the amount of unreimbursed realized losses previously allocated to that class, if any; provided, however, that any amounts distributed pursuant to this paragraph (d)(viii) will not cause a further reduction in the class principal balances of any of the certificates; and

             (ix) at such time as all other classes have been paid in full and all losses previously allocated have been paid in full to the Residual Certificates pro rata.

         If a Credit Support Depletion Date should occur, on such Distribution Date and thereafter, distributions of principal on the Class A2-A and Class A2-B Certificates and Class A3-A, Class A3-B and Class A3-C Certificates will be made to such classes pro rata for their respective Group based on their Certificate balances rather than sequentially as described above. A "Credit Support Depletion Date" is the first Distribution Date (if any) on which the aggregate Certificate Balance of the Subordinate Certificates has been or will be reduced to zero.

         Under the distribution priority described above, although each class of Subordinate Certificates will be entitled to a pro rata portion of the subordinate principal distribution amount, the available distribution amount may not be sufficient to pay each class of Subordinate Certificates its pro rata share of the subordinate principal distribution amount, in which case the available funds will be distributed in the priority described above, subject to the exceptions described below. Notwithstanding the paragraph above, on any Distribution Date on which the Subordination Level (as defined below) for any class of Subordinate Certificates is less than the Subordination Level as of the Closing Date, distributions among the Subordinate Certificates will be allocated to increase such Subordination Level. The most senior class of Subordinate Certificates for which the Subordination Level is less than the Subordination Level as of the Closing Date will be identified, and the prepayment portion of the subordinate principal distribution amount otherwise allocable to the classes of Subordinate Certificates junior to that class will instead be allocated among the more senior classes of Subordinate Certificates, pro rata in proportion to the certificate balances of those classes.

         With respect to any class of Subordinate Certificates, the "Subordination Level" on any specified date is the percentage obtained by dividing the sum of the certificate balances of all classes of Subordinate Certificates that are subordinate to that class by the sum of the certificate balances of all classes of certificates as of that date, before giving effect to distributions and allocations of realized losses to the certificates on that date.

         "Accrued Certificate Interest" consists of (i) previously accrued interest that remained unpaid on the previous Distribution Date, or (ii) interest accrued for the related interest accrual period.







This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                                                    May 2, 2002

Coupons of the Certificates
---------------------------

________________________________________________________________________________________________________________
  Class              Bond Reset Date             Initial Coupon(approximate)        Coupon After Adjustment Date
________________________________________________________________________________________________________________
   A1                March 2003                           [ ]%                      Group I Net WAC - [ ] bps
________________________________________________________________________________________________________________
  A2-A               September 2004                       [ ]%                      Group II Net WAC - [ ] bps
________________________________________________________________________________________________________________
  A2-B               September 2004                       [ ]%                      Group II Net WAC - [ ] bps
________________________________________________________________________________________________________________
  A3-A               February 2005                        [ ]%                      Group III Net WAC - [ ] bps
________________________________________________________________________________________________________________
  A3-B               February 2005                        [ ]%                      Group III Net WAC - [ ] bps
________________________________________________________________________________________________________________
  A3-C               February 2005                        [ ]%                      Group III Net WAC - [ ] bps
________________________________________________________________________________________________________________
   X1                     N/A                     Group I Excess Interest           Group I Excess Interest
________________________________________________________________________________________________________________
   X2                     N/A                     Group II Excess Interest          Group II Excess Interest
________________________________________________________________________________________________________________
   X3                     N/A                     Group III Excess Interest         Group III Excess Interest
________________________________________________________________________________________________________________

(1)   Class B Certificate Rate. The interest rate (the "Class B Certificate Rate") on the Subordinate
      Certificates will equal, on any Distribution Date, the quotient expressed as a percentage, of:

     (a)  the sum of:

         (i)    the product of (x) the Group I weighted average rate and (y) the
                Subordinate Component Balance for Group I immediately preceding that
                Distribution Date; and

         (ii)   the product of (x) the Group II weighted average rate and (y) the
                Subordinate Component Balance for Group II immediately preceding that
                Distribution Date;

         (iii)  the product of (x) the Group III weighted average rate and (y) the
                Subordinate Component Balance for Group III immediately preceding that
                Distribution Date;

     (b) divided by the sum of the Subordinate Component Balances for Group I, Group II and Group III
         immediately preceding that Distribution Date.

The initial Class B Certificate Rate will be approximately [ ]% per annum.

The "Subordinate Component Balance" for each Group is the aggregate principal balance of the mortgage loans in that Group minus the Certificate Balance of the Class A Certificates of that Group.

For purposes of calculating weighted average rates, the "Rate" for each mortgage loan is equal to the per annum mortgage interest rate on that mortgage loan less the applicable Servicing Fee and Trustee Fee.

(2)   Approximate rate for the first Distribution Date, stated as a percentage of the notional amount. The
      Class X1 Certificates will not receive any distributions of principal, but will accrue interest on the notional amount of the Class A1 Certificates. The initial Class X1 Certificate notional amount will be approximately $183,815,000, and for any distribution date will equal the aggregate certificate balance of the Class A1 Certificates immediately preceding that distribution date. On each distribution date the annual certificate interest rate on the Class X1 Certificates will equal the excess, if any, of (i) the
      Group I weighted average net rate over (ii) the Pass-Through Rate of the Class A1 Certificates.

(3)   Approximate rate for the first Distribution Date, stated as a percentage of the notional amount. The
      Class X2 Certificates will not receive any distributions of principal, but will accrue interest on the notional amount of the Class A2 Certificates. The initial Class X2 Certificate notional amount will be approximately $434,458,000, and for any distribution date will equal the aggregate certificate balance of the Class A2 Certificates immediately preceding that distribution date. On each distribution date the annual certificate interest rate on the Class X2 Certificates will equal the excess, if any, of (i) the
      Group II weighted average net rate over (ii) the Pass-Through Rate of the Class A2 Certificates.

(4)   Approximate rate for the first Distribution Date, stated as a percentage of the notional amount. The
      Class X3 Certificates will not receive any distributions of principal, but will accrue interest on the notional amount of the Class A3 Certificates. The initial Class X3 Certificate notional amount will be approximately $571,005,000, and for any distribution date will equal the aggregate certificate balance of the Class A3 Certificates immediately preceding that distribution date. On each distribution date the annual certificate interest rate on the Class X3 Certificates will equal the excess, if any, of (i) the
      Group III weighted average net rate over (ii) the Pass-Through Rate of the Class A3 Certificates.




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the
SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs
& Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                                      May 2, 2002
Selected Mortgage Loan Data
---------------------------

                             THE MORTGAGE LOANS (ALL COLLATERAL)

Scheduled Principal Balance:                                                     $1,222,909,521
Number of Mortgage Loans:                                                                 2,760
Scheduled Principal Balance of the Largest Mortgage Loan:                            $2,707,175
Average Scheduled Principal Balance:                                                   $443,083
Weighted Average Gross Coupon:                                                            7.09%
Weighted Average Net Coupon:                                                              6.82%
Weighted Average Stated Remaining Term:                                                     326
Weighted Average Seasoning:                                                                  32
Weighted Average Amortized Current LTV Ratio:                                             68.9%
Weighted Average Months to Roll:                                                             29
Weighted Average Margin:                                                                  2.75%
Weighted Average Initial Rate Cap:                                                        2.99%
Weighted Average Periodic Rate Cap:                                                       2.00%
Weighted Average Lifetime Rate Cap:                                                       5.67%
Weighted Average FICO Score:                                                                725

                                     SCHEDULED PRINCIPAL BALANCE


                                       No. of Mortgage           Total Dollar          Scheduled Principal
Scheduled Principal Balance               Loans (#)                Amount ($)              Balance (%)
---------------------------            ---------------          ---------------        -------------------
Below $250,000                                52                $     8,399,740                 0.7%
$250,001 - $350,000                        1,065                    327,942,309                26.8
$350,001 - $500,000                          938                    384,561,165                31.4
$500,001 - $650,000                          387                    219,086,199                17.9
$650,001 - $750,000                          121                     84,335,764                 6.9
$750,001 - $900,000                           78                     64,949,127                 5.3
Greater than or equal to $900,001            119                    133,635,217                10.9
-------------------------------------------------------------------------------------------------------------
Total                                      2,760                 $1,222,909,521               100.0%
=============================================================================================================

Column totals may not add to 100.0% due to rounding.


                                             GROSS COUPONS


                                       No. of Mortgage           Total Dollar          Scheduled Principal
Gross Coupon                              Loans (#)                Amount ($)              Balance (%)
------------                           ---------------          ---------------        -------------------
Below 6.00%                                  140               $     64,146,688                 5.2%
6.00% - 6.49%                                262                    109,735,629                 9.0
6.50% - 6.99%                                741                    335,547,934                27.4
7.00% - 7.49%                                851                    363,031,926                29.7
7.50% - 7.99%                                507                    231,244,888                18.9
8.00% - 8.49%                                248                    112,700,349                 9.2
8.50% - 8.99%                                  5                      1,931,066                 0.2
9.00% - 9.49%                                  6                      4,571,042                 0.4
-------------------------------------------------------------------------------------------------------------
Total                                      2,760                 $1,222,909,521               100.0%
=============================================================================================================

Column totals may not add to 100.0% due to rounding.




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the
SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs
& Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                                                 May 2, 2002

                                     AMORTIZED CURRENT LOAN-TO-VALUE RATIOS


                                            No. of Mortgage          Total Dollar         Scheduled Principal
Amortized Current Loan-to-Value Ratio          Loans (#)               Amount ($)             Balance (%)
-------------------------------------       ---------------         ---------------       --------------------
Below 40.00%                                      132                   $52,864,068                4.3%
40.00% - 49.99%                                   145                    66,572,845                5.4
50.00% - 59.99%                                   293                   143,158,896               11.7
60.00% - 69.99%                                   503                   243,899,949               19.9
70.00% - 79.99%                                 1,459                   635,633,507               52.0
80.00% - 84.99%                                    40                    15,600,337                1.3
85.00% - 89.99%                                   116                    40,107,581                3.3
90.00% - 99.99%                                    72                    25,072,338                2.1
----------------------------------------------------------------------------------------------------------------
Total                                           2,760                $1,222,909,521              100.0%
================================================================================================================

Column totals may not add to 100.0% due to rounding.


                                          PRIMARY MORTGAGE INSURANCE


                                            No. of Mortgage           Total Dollar          Scheduled Principal
Primary Mortgage Insurance ("PMI")             Loans (#)               Amount ($)               Balance (%)
----------------------------------          --------------           ---------------        -------------------
Amortized CLTV < 80%                             2,531                $1,141,878,993               93.4%
Amortized CLTV > 80%, No PMI                       129                    43,778,850                3.6
Amortized CLTV > 80% With PMI                      100                    37,251,678                3.0
-----------------------------------------------------------------------------------------------------------------
Total                                            2,760                $1,222,909,521              100.0%
=================================================================================================================

Column totals may not add to 100.0% due to rounding.



                                       STATED REMAINING MONTHS TO MATURITY


Stated Remaining                            No. of Mortgage           Total Dollar          Scheduled Principal
Term (Scheduled)                               Loans (#)               Amount ($)               Balance (%)
----------------------------------          --------------           ---------------        -------------------

Under 313 Months                                   333                  $139,386,752               11.4%
313 - 324 Months                                   652                   296,708,431               24.3
325 - 336 Months                                 1,306                   569,534,102               46.6
337 - 348 Months                                   331                   152,671,623               12.5
349 - 360 Months                                   138                    64,608,613                5.3
---------------------------------------------------------------------------------------------------------------
Total                                            2,760                $1,222,909,521              100.0%
===============================================================================================================

Column totals may not add to 100.0% due to rounding.


                                                      INDICES


                                            No. of Mortgage           Total Dollar          Scheduled Principal
Index                                          Loans (#)               Amount ($)               Balance (%)
-------------------------                   --------------           ---------------        -------------------
1 Year CMT                                      2,756                $1,221,197,448                 99.9%
1 Year LIBOR                                        4                     1,712,073                  0.1
----------------------------------------------------------------------------------------------------------------
Total                                           2,760                $1,222,909,521                100.0%
================================================================================================================

Column totals may not add to 100.0% due to rounding.




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the
SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs
& Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                                              May 2, 2002

                                          MONTHS TO ROLL


                                           No. of Mortgage       Total Dollar        Scheduled Principal
Months to Roll                                Loans (#)            Amount ($)            Balance (%)
--------------                             ---------------       --------------      --------------------
Under 6 Months                                    13                 $5,561,405               0.5%
6 - 12 Months                                    233                102,015,975               8.3
13 - 18 Months                                   188                 81,435,892               6.7
19 - 24 Months                                   298                135,807,805              11.1
25 - 30 Months                                   775                310,936,461              25.4
31 - 36 Months                                   743                350,617,538              28.7
37 - 42 Months                                   434                200,483,720              16.4
Greater than or equal to 43 Months                76                 36,050,723               2.9
-----------------------------------------------------------------------------------------------------------
Total                                          2,760             $1,222,909,521             100.0%
===========================================================================================================

Column totals may not add to 100.0% due to rounding.


                                                 MARGIN


                                           No. of Mortgage       Total Dollar        Scheduled Principal
Margin                                        Loans (#)            Amount ($)            Balance (%)
------                                     ---------------       --------------      --------------------
2.0000%                                              1                 $528,313                0.0%
2.2500%                                              3                1,217,591                0.1
2.5000%                                             36               15,514,769                1.3
2.7500%                                          2,683            1,192,656,203               97.5
2.8750%                                             36               12,638,992                1.0
3.0000%                                              1                  353,653                0.0
-----------------------------------------------------------------------------------------------------------
Total                                            2,760           $1,222,909,521              100.0%
===========================================================================================================

Column totals may not add to 100.0% due to rounding.


                                              INITIAL RATE CAP


                                           No. of Mortgage       Total Dollar        Scheduled Principal
Initial Rate Cap                              Loans (#)            Amount ($)            Balance (%)
----------------                           ---------------       --------------      --------------------
2.0000%                                            167              $74,578,743                6.1%
2.3750%                                              1                  295,424                0.0
2.6250%                                              1                  711,698                0.1
2.8750%                                              1                  283,945                0.0
3.0000%                                          2,518            1,114,056,619               91.1
5.0000%                                             71               32,683,229                2.7
6.0000%                                              1                  299,863                0.0
------------------------------------------------------------------------------------------------------------
Total                                            2,760           $1,222,909,521              100.0%
============================================================================================================

Column totals may not add to 100.0% due to rounding.




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the
SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs
& Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                                                  May 2, 2002

                                                   FICO SCORES


                                             No. of Mortgage           Total Dollar        Scheduled Principal
FICO Score                                      Loans (#)               Amount ($)              Balance (%)
----------                                   ---------------          --------------       -------------------
Unavailable                                         31                   $13,137,650               1.1%
Below 640                                          198                    83,236,118               6.8
640 - 659                                          129                    53,782,539               4.4
660 - 679                                          192                    91,771,673               7.5
680 - 699                                          269                   121,669,141               9.9
700 - 719                                          313                   141,130,783              11.5
720 - 739                                          354                   164,249,764              13.4
740 - 759                                          410                   185,305,376              15.2
760 & above                                        864                   368,626,476              30.1
----------------------------------------------------------------------------------------------------------------
Total                                            2,760                $1,222,909,521             100.0%
================================================================================================================

Column totals may not add to 100.0% due to rounding.


                                                 PROPERTY STATE


                                             No. of Mortgage           Total Dollar        Scheduled Principal
Property State                                  Loans (#)               Amount ($)              Balance (%)
--------------                               ---------------          --------------       -------------------
California                                       1,450                  $670,742,421               54.8%
Florida                                            157                    69,592,839                5.7
Texas                                              122                    53,060,624                4.3
All Other States(1)                              1,031                   429,513,637               35.1
-----------------------------------------------------------------------------------------------------------------
Total                                            2,760                $1,222,909,521              100.0%
=================================================================================================================

Column totals may not add to 100.0% due to rounding.

(1) Each of the other states is less than 3.0% of the aggregate principal balance.


                                                 PROPERTY TYPE


                                             No. of Mortgage           Total Dollar        Scheduled Principal
Property Type                                   Loans (#)               Amount ($)              Balance (%)
-------------                                ---------------          --------------       -------------------
Single Family                                    1,758                  $796,170,203               65.1%
PUD                                                781                   331,548,438               27.1
Condominium                                        168                    66,753,164                5.5
2 - 4 Family                                        39                    23,858,562                2.0
Townhouse                                           13                     4,287,005                0.4
Co-op                                                1                       292,148                0.0
-----------------------------------------------------------------------------------------------------------------
Total                                            2,760                $1,222,909,521              100.0%
=================================================================================================================

Column totals may not add to 100.0% due to rounding.


                                                  LOAN PURPOSE

                                             No. of Mortgage           Total Dollar        Scheduled Principal
Loan Purpose                                    Loans (#)               Amount ($)              Balance (%)
-------------                                ---------------         ---------------       -------------------
Purchase                                         1,835                  $803,361,097               65.7%
Rate Term Refi                                     574                   262,063,265               21.4
Cash Out Refi                                      351                   157,485,159               12.9
-----------------------------------------------------------------------------------------------------------------
Total                                            2,760                $1,222,909,521              100.0%
=================================================================================================================

Column totals may not add to 100.0% due to rounding.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the
SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs
& Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                                                  May 2, 2002

                                                  OCCUPANCY

                                             No. of Mortgage           Total Dollar        Scheduled Principal
Occupancy                                       Loans (#)               Amount ($)              Balance (%)
-------------                                ---------------        ---------------       -------------------
Primary                                          2,586                $1,144,536,547               93.6%
Second Home                                        144                    65,618,288                5.4
Investor                                            30                    12,754,685                1.0
-----------------------------------------------------------------------------------------------------------------
Total                                            2,760                $1,222,909,521              100.0%
=================================================================================================================

Column totals may not add to 100.0% due to rounding.


                                                      AGE

                                             No. of Mortgage           Total Dollar        Scheduled Principal
Age                                             Loans (#)               Amount ($)              Balance (%)
---                                          ---------------        ---------------       -------------------
0 - 6 Months                                       129                   $60,178,534                4.9%
7 - 12 Months                                       12                     5,837,549                0.5
13 - 18 Months                                      25                    13,163,249                1.1
19 - 24 Months                                     402                   187,618,604               15.3
25 - 30 Months                                     605                   277,103,605               22.7
31 - 36 Months                                     668                   272,557,247               22.3
37 - 42 Months                                     383                   175,991,140               14.4
Greater than or equal to 43 Months                 536                   230,459,594               18.8
-----------------------------------------------------------------------------------------------------------------
Total                                            2,760                $1,222,909,521              100.0%
=================================================================================================================

Column totals may not add to 100.0% due to rounding.


                                                   DOCUMENT STATUS


                                             No. of Mortgage           Total Dollar        Scheduled Principal
Document Status                                 Loans (#)               Amount ($)              Balance (%)
---------------                              ---------------        ---------------       -------------------
Full/Standard                                    1,088                  $493,655,591               40.4%
Alternative                                        465                   193,209,015               15.8
Streamline                                         203                    90,251,940                7.4
Unavailable                                      1,002                   445,037,241               36.4
Stated Income                                        2                       755,735                0.1
-----------------------------------------------------------------------------------------------------------------
Total                                            2,760                $1,222,909,521              100.0%
=================================================================================================================

Column totals may not add to 100.0% due to rounding.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the
SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs
& Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                                                May 2, 2002

                                                 PROPERTY ZIP CODES


                                        No. of Mortgage           Total Dollar          Scheduled Principal
Property Zip Codes                         Loans (#)                Amount ($)              Balance (%)
------------------                      ---------------           -------------         --------------------
90210                                          10                    $7,906,863                0.6%
90266                                          18                     9,522,340                0.8
94010                                          16                    11,910,200                1.0
94022                                          15                    10,148,005                0.8
94062                                          20                     9,709,537                0.8
94070                                          20                     8,109,672                0.7
94506                                          17                     8,673,281                0.7
95014                                          21                    10,271,263                0.8
95030                                          15                     9,833,641                0.8
95070                                          27                    16,337,464                1.3
All Other                                   2,581                 1,120,487,253               91.6
------------------------------------------------------------------------------------------------------------
Total                                       2,760                $1,222,909,521              100.0%
============================================================================================================

Column totals may not add to 100.0% due to rounding.


                                                        DELINQUENCY STATUS


                                        No. of Mortgage           Total Dollar          Scheduled Principal
Delinquency Statuss                         Loans (#)                Amount ($)              Balance (%)
------------------                      ---------------           -------------         --------------------
Current                                     2,727                $1,208,335,408               98.8%
30-59                                          33                    14,574,113                1.2
------------------------------------------------------------------------------------------------------------
Total                                       2,760                $1,222,909,521              100.0%
============================================================================================================

Column totals may not add to 100.0% due to rounding.









This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the
SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs
& Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                                                              May 2, 2002


                        THE MORTGAGE LOANS (GROUP I)

Scheduled Principal Balance:                                                       $189,013,272
Number of Mortgage Loans:                                                                   434
Scheduled Principal Balance of the Largest Mortgage Loan:                            $2,707,175
Average Scheduled Principal Balance:                                                   $435,514
Weighted Average Gross Coupon:                                                            6.82%
Weighted Average Net Coupon:                                                              6.56%
Weighted Average Stated Remaining Term:                                                     309
Weighted Average Seasoning:                                                                  48
Weighted Average Amortized Current LTV Ratio:                                             65.7%
Weighted Average Months to Roll:                                                             12
Weighted Average Margin:                                                                  2.75%
Weighted Average Initial Rate Cap:                                                        2.96%
Weighted Average Periodic Rate Cap:                                                       2.00%
Weighted Average Lifetime Rate Cap:                                                       5.19%
Weighted Average FICO Score:                                                                725

                       THE MORTGAGE LOANS (GROUP II)

Scheduled Principal Balance:                                                       $446,744,267
Number of Mortgage Loans:                                                                 1,073
Scheduled Principal Balance of the Largest Mortgage Loan:                            $1,799,782
Average Scheduled Principal Balance:                                                   $416,351
Weighted Average Gross Coupon:                                                            6.86%
Weighted Average Net Coupon:                                                              6.60%
Weighted Average Stated Remaining Term:                                                     325
Weighted Average Seasoning:                                                                  34
Weighted Average Amortized Current LTV Ratio:                                             69.4%
Weighted Average Months to Roll:                                                             26
Weighted Average Margin:                                                                  2.75%
Weighted Average Initial Rate Cap:                                                        3.01%
Weighted Average Periodic Rate Cap:                                                       2.00%
Weighted Average Lifetime Rate Cap:                                                       5.83%
Weighted Average FICO Score:                                                                728

                       THE MORTGAGE LOANS (GROUP III)

Scheduled Principal Balance:                                                       $587,151,982
Number of Mortgage Loans:                                                                 1,253
Scheduled Principal Balance of the Largest Mortgage Loan:                            $1,849,739
Average Scheduled Principal Balance:                                                   $468,597
Weighted Average Gross Coupon:                                                            7.34%
Weighted Average Net Coupon:                                                              7.07%
Weighted Average Stated Remaining Term:                                                     333
Weighted Average Seasoning:                                                                  26
Weighted Average Amortized Current LTV Ratio:                                             69.5%
Weighted Average Months to Roll:                                                             36
Weighted Average Margin:                                                                  2.75%
Weighted Average Initial Rate Cap:                                                        2.99%
Weighted Average Periodic Rate Cap:                                                       2.00%
Weighted Average Lifetime Rate Cap:                                                       5.71%
Weighted Average FICO Score:                                                                724





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the
SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs
& Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.